UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

As previously reported, on September 27, 2019, Rodin Global Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) for the purpose of announcing the acquisition (the “Acquisition”) of an office building located in San Francisco, California (the “Property”), which is leased to Williams-Sonoma, Inc., (the “Tenant”). This Amendment No. 1 amends the Initial Form 8-K to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits

(a) Summary Financial Data of the Tenant.

The table below summarizes the Property level information.

Lease Commencement Date(1)	Lease Expiration Date	Rentable Square Feet	Annualized Rental Income (remaining lease term)(2)	Rental Escalations	Tenant Renewal Options	Purchase Price
December 7, 2004	December 31, 2021	13,907	$582,485	$2.00 per SQF on 1/1/2020	One 6-year renewal option at 90% of fair market rent	$11,600,000

Note:	(1) Represents the commencement date of the original lease on the Property with its previous owner. The Company acquired the Property on September 26, 2019, and as such began earning rent from the Property at that time.

(2) Represents the annualized rental income for the Property commencing on the date the Company acquired the Property, September 26, 2019, and through December 31, 2021, the date of the expiration of the current lease.

The Property is 100% leased to the Tenant. The lease is net whereby the Tenant is responsible for operating expenses, real estate taxes, insurance, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent. The Company believes that the financial statements of the Tenant are most useful and relevant to investors in evaluating the relative risk profile and creditworthiness of the Tenant under the terms of the lease. Pursuant to the guidance provided by the Securities and Exchange Commission (the “SEC”), we have provided summarized consolidated financial statements of the Tenant of the lease on the Property.

The Tenant currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding the Tenant is taken from the filed Annual Report on Form 10-K for the fiscal year ended February 3, 2019, filed with the SEC on April 4, 2019, and the Tenant’s Quarterly Report on Form 10-Q for the period ended August 4, 2019, filed with the SEC on September 12, 2019 (dollar amounts in thousands):

	For the Twenty-Six Weeks Ended August 4, 2019	For the Fiscal Year Ended
		February 3, 2019	January 28, 2018	January 29, 2017
Condensed Consolidated Statements of Earnings:
Net revenues	$2,611,946	$5,671,593	$5,292,359	$5,083,812
Earnings before income taxes	155,375	429,247	452,439	471,911
Net earnings	115,304	333,684	259,545	305,387

	As of August 4, 2019	As of the Fiscal Year Ended
		February 3, 2019	January 28, 2018	January 29, 2017
Condensed Consolidated Balance Sheets:
Total assets	$3,869,681	$2,812,844	$2,785,749	$2,476,879
Long-term debt	299,719	299,620	299,422	—
Total stockholders’ equity	1,121,603	1,155,714	1,203,566	1,248,220

For more detailed financial information regarding the Tenant, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

(b) Pro Forma Financial Information.

The following pro forma condensed consolidated financial statements have been prepared to disclose certain specific information with regards to the acquisition of the Property. The pro forma financial statements have been compiled and presented in accordance with Article 11 of SEC Regulation S-X.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 27, 2019, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019, filed with the SEC on August 14, 2019.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of June 30, 2019, as adjusted for the purchase of the Property, as defined and described below, as if this transaction had occurred on January 1, 2018.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 combine the Company’s historical operations with the effects of the purchase of the Property, as if the transaction had occurred as of January 1, 2018.

On September 26, 2019, the Company, through a joint venture (the “Battery Street SF JV”) between a wholly-owned subsidiary of the Company’s operating partnership and an unrelated third party, GSR Battery, LLC (“GSR”), an affiliate of Graham Street Realty, acquired the Property, located at 1035 Battery Street in San Francisco, California, at a contract purchase price of $11,600,000, exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company, which is a wholly-owned subsidiary of Battery Street SF JV. The Property was acquired from B.J. & L. Company LLC (the “Seller”). The Seller is a third party and not affiliated with the Company or GSR.

The Battery Street SF JV was entered into on September 24, 2019 and is externally managed by a wholly-owned subsidiary of the Company’s operating partnership. The Company and GSR own 75% and 25% of the Battery Street SF JV membership interests, respectively.

The Company funded the acquisition of the Property with cash from its primary offering and its distribution reinvestment plan.

The unaudited pro forma condensed consolidated statements of operations have been prepared by the Company’s management based upon the Company’s historical financial statements and certain historical financial information of the Property. These pro forma statements may not be indicative of the results that would have actually occurred if the transaction had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2019

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	1035 Battery Street Acquisition Adjustments			Pro Forma Adjustments			Pro Forma Rodin Global Property Trust, Inc.
Assets
Investment in real estate, net	$130,539,475	$11,269,508	(b	)	(311,288)	(c	)	$141,497,695
Investments in real estate-related assets	21,034,336	—			—			21,034,336
Cash and cash equivalents	17,267,481	(8,932,131)	(b	)	813,932	(c	)	9,149,282
Intangible assets, net	18,493,399	1,002,000	(b	)	(182,182)	(c	)	19,313,217
Deferred rent receivable	921,034	—			(3,334)	(c	)	917,700
Prepaid expenses and other assets	533,715	—			—			533,715
Accrued preferred return receivable	76,241	—			—			76,241
Stock subscriptions receivable	—	—			—			—
Due from related party	2,450	—			—			2,450

Total assets	$188,868,131	$3,339,377			$317,128			$192,524,636

Liabilities and Equity
Liabilities
Loans payable, net	$73,757,314	$—			$—			$73,757,314
Intangible liabilities, net	4,482,607	362,000	(b	)	(65,818)	(c	)	4,778,789
Due to related parties	2,098,375	—			—			2,098,375
Deferred revenue	540,697	—			—			540,697
Distributions payable	538,785	—			—			538,785
Accrued interest payable	239,215	—			—			239,215
Accounts payable and accrued expenses	56,685	—			—			56,685
Restricted reserves	170,392	—			—			170,392

Total liabilities	81,884,070	362,000			(65,818)			82,180,252

Stockholders’ equity
Controlling interest
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, and 0 issued and outstanding at June 30, 2019	—	—			—			—
Class A common stock, $0.01 par value per share, 160,000,000 shares authorized, and 2,662,386 issued and outstanding at June 30, 2019	26,624	—			—			26,624
Class T common stock, $0.01 par value per share, 200,000,000 shares authorized, and 1,147,847 issued and outstanding at June 30, 2019	11,479	—			—			11,479
Class I common stock, $0.01 par value per share, 40,000,000 shares authorized, and 664,985 issued and outstanding at June 30, 2019	6,650	—			—			6,650
Additional paid-in capital	114,119,507	—			—			114,119,507
Accumulated deficit and cumulative distributions	(7,440,977)	—			287,209	(c	)	(7,153,768)

Total controlling interest	106,723,283	—			287,209			107,010,492
Non-controlling interests in subsidiaries	260,778	2,977,377	(b	)	95,737	(c	)	3,333,892

Total stockholders’ equity	106,984,061	2,977,377			382,946			110,344,384

Total liabilities and stockholders’ equity	$188,868,131	$3,339,377			$317,128			$192,524,636

(a)	Reflects the historical Consolidated Balance Sheet of the Company for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2019.
(b)	Displays the pro-forma effect of the purchase of the Property.
(c)	Represents the pro-forma effect of the operating results attributable to the Property as if the Company had acquired the Property as of January 1, 2018.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2019

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma 1035 Battery Street Adjustments			Pro Forma Rodin Global Property Trust, Inc.
Revenues:
Rental revenues	$4,205,626	$300,529	(b	)	$4,506,155
Preferred return income	62,899	—			62,899
Tenant reimbursement income	594,995	—			594,995

Total revenues	4,863,520	300,529			5,164,049

Operating expenses (income):
General and administrative expenses	205,052	—			205,052
Depreciation and amortization	2,144,443	164,490	(b	)	2,308,933
Management fees	1,067,900	8,391	(b	)	1,076,291
Property operating expenses	594,995	—			594,995

Total operating expenses	4,012,390	172,881			4,185,271
Other income (expense):
Income from investments in real estate-related assets	701,222	—			701,222
Interest income	90,889	—			90,889
Interest expense	(1,395,502)	—			(1,395,502)

Total other income (expense)	(603,391)	—			(603,391)

Net income (loss)	$247,739	$127,648			$375,387

Net income (loss) attributable to non-controlling interest	—	31,912	(b	)	31,912

Net income (loss) attributable to common stockholders	$247,739	$95,736			$343,475

Weighted average shares outstanding	4,008,580				4,008,580

Net income (loss) per common share - basic and diluted	$0.06				$0.09

(a)	Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2019.
(b)	Represents the pro-forma effect of the operating results attributable to the Property as if the Company had acquired the Property as of January 1, 2018.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma 1035 Battery Street Adjustments			Pro Forma Rodin Global Property Trust, Inc.
Revenues:
Rental revenues	$1,798,401	$601,060	(b	)	$2,399,461
Tenant reimbursement income	364,554	—			364,554

Total revenues	2,162,955	601,060			2,764,015

Operating expenses (income):
General and administrative expenses	(701,534)	—			(701,534)
Depreciation and amortization	973,693	328,980	(b	)	1,302,673
Management fees	1,066,176	16,782	(b	)	1,082,958
Property operating expenses	364,554	—			364,554

Total operating expenses	1,702,889	345,762			2,048,651
Other income (expense):
Income from investments in real estate-related assets	732,111	—			732,111
Interest income	139,525	—			139,525
Interest expense	(626,353)	—			(626,353)

Total other income (expense)	245,283	—			245,283

Net income (loss)	$705,349	$255,298			$960,647

Net income (loss) attributable to non-controlling interest	—	63,825	(b	)	63,825

Net income (loss) attributable to common stockholders	$705,349	$191,473			$896,822

Weighted average shares outstanding	2,137,472				2,137,472

Net income (loss) per common share - basic and diluted	$0.33				$0.42

(a)	Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2019.
(b)	Represents the pro-forma effect of the operating results attributable to the Property as if the Company had acquired the Property as of January 1, 2018.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: December 10, 2019	By:	/s/ Kenneth Carpenter
Name: Kenneth Carpenter
Title: President